UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 3, 2010

Date of Report (Date of earliest event reported)

SAFEWAY INC.

(Exact name of registrant as specified in charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices) (Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 3, 2010, we completed an underwritten public offering of $500 million in aggregate principal amount of 3.950% Notes Due 2020, which we refer to as the Notes. The Notes are governed by the terms of the Indenture dated as of September 10, 1997, between us and The Bank of New York Mellon Trust Company, N.A, as trustee, filed as Exhibit 4.1 hereto, which we refer to as the Indenture, and the Officers’ Certificate pursuant to Sections 2.2 and 10.4 of the Indenture, filed as Exhibit 4.2 hereto.

In connection with the issuance and sale of the Notes, we entered into an underwriting agreement dated July 27, 2010 with J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc., as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.

The Notes were offered and sold under a prospectus supplement dated July 27, 2010 and related prospectus filed with the Securities and Exchange Commission pursuant to our shelf registration statement on Form S-3 (File No. 333-155994). In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of Latham & Watkins LLP regarding the validity of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated July 27, 2010 among Safeway Inc. and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to Safeway’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated August 3, 2010, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of 3.950% Note Due 2020.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.

Date: August 3, 2010	By:	/s/ Robert A. Gordon
Robert A. Gordon
Senior Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated July 27, 2010 among Safeway Inc. and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and RBS Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to Safeway’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated August 3, 2010, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of 3.950% Note Due 2020.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).